SCHEDULE OF PROPERTY AND EQUIPMENT (Details) - USD ($)	Jan. 31, 2023	Oct. 31, 2022	Oct. 31, 2021
Property, Plant and Equipment [Abstract]
Leasehold improvements	$ 12,840	$ 12,840	$ 12,840
Property and equipment	925,427	925,427	524,870
Total cost	938,267	938,267	537,710
Less accumulated depreciation	(624,691)	(586,327)	(422,528)
Net property and equipment	$ 313,576	$ 351,940	$ 115,182